Exhibit 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We consent to the use in this Amendment No. 1 to Registration Statement on Form SB-2 of our
report dated March 18, 2004, relating to the consolidated financial statements of Flotek Industries, Inc., and to the reference to our firm under the caption “Experts” in the prospectus.

WEINSTEIN SPIRA & COMPANY, P.C.
Houston, Texas
December 13, 2005